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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                     ---------

                                       FORM 8-K

                                    CURRENT REPORT
                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



           Date of Report (Date of earliest event reported):  March 5, 1999



                                ARCADIA FINANCIAL LTD.
                           ------------------------------
               (Exact name of registrant as specified in its charter)

         Minnesota                   0-20526                   41-1664848
         ---------                   -------                   ----------
(State or other jurisdiction  (Commission file number)        (IRS employer
     of incorporation)                                      identification No.)

           7825 Washington Avenue South, Minneapolis, Minnesota 55439-2435

                       (Address of principal executive offices)

        Registrant's telephone number, including area code:    (612) 942-9880



                                   Not Applicable

            (Former name or former address, if changed since last report)
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Item 5.  OTHER EVENTS.

     On March 5, 1999, Ernst & Young LLP ("Ernst & Young"), the Company's independent auditors, released their report dated January 25, 1999, on the Company's consolidated balance sheets as of December 31, 1998 and 1997 (as restated) and the related consolidated statements of operations and comprehensive income, shareholders' equity, and cash flows for each of the three years in the period ended December 31, 1998 (as restated with respect to 1997 and 1996).

    Such financial statements, together with Ernst & Young's report thereon, are filed as Exhibit 99.1 hereto.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are filed with this report:

       EXHIBIT NO.                      DESCRIPTION
       -----------                      -----------
         23.1          Consent of Ernst & Young LLP.
         27.1          Financial Data Schedule for the year ended December
                       31, 1998.
         27.2 Financial Data Schedule for the years ended December 31, 1997 and 1996.
         27.3          Financial Data Schedule for the periods ended March
                       31, June 30 and September 30, 1998.
         27.4          Financial Data Schedule for the periods ended March
                       31, June 30 and September 30, 1997.
         99.1 Consolidated balance sheets as of December 31, 1998 and 1997 (as restated) and the related consolidated statements of operations and comprehensive income, shareholders' equity, and cash flows for each of the three years in the period ended December 31, 1998 (as restated with respect to 1997 and 1996), together with the report of Ernst & Young LLP thereon.





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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

March 8, 1999                           ARCADIA FINANCIAL LTD.


                                   By:  /s/ James D. Atkinson III
                                        ---------------------------
                                        James D. Atkinson III
                                        Senior Vice President